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                                                                   EXHIBIT 10.25


                       AMENDMENT NO. 1 TO LEASE AGREEMENT

                  THIS AMENDMENT NO. 1 TO LEASE made as of this 6th day of March, 1996, by and between 32000 AURORA ROAD COMPANY, LTD., an Ohio limited partnership, with its principal place of business located at 29100 Aurora Road, Solon, Ohio 44139 (hereinafter referred to as "Landlord"), and VENTURE LIGHTING INTERNATIONAL, INC., an Ohio corporation, with its current mailing address at 32000 Aurora Road, Solon, Ohio 44139 (hereinafter referred to as "Tenant").

                                    RECITALS:

                  WHEREAS, Landlord and Tenant entered into a Lease Agreement, dated as of January 1, 1996;

                  WHEREAS, Tenant desires to lease additional area in the Building from Landlord;

                  WHEREAS, Landlord and Tenant desire to amend the terms of the Lease to provide for the rental of such additional area by Tenant;

                  NOW, THEREFORE, for valuable consideration, the parties agree as follows:

                  1. AMENDMENT TO SECTION 2.1. The following sentences shall be added to Section 2.1 of the Lease after the final sentence of Section 2.1:

                  Commencing April 1, 1996, and in consideration of the rents, terms, provisions, and covenants of this Lease Agreement, Landlord shall lease, let and demise to Tenant approximately 41,978 square feet of space of the Middle High Bay Area as outlined in blue on Exhibit "B-1". Commencing April 1, 1996 the term "Leased Premises" shall include the area outlined in blue on Exhibit "B-1". Commencing April 1, 1997 and in consideration of the rents, terms, provisions, and covenants of this Lease Agreement, Landlord shall lease, let and demise to Tenant the remaining 26,250 square feet of the Middle High Bay Area as outlined in yellow on Exhibit "B-1". Commencing April 1, 1997 the defined term "Leased Premises" shall include the area outlined in yellow on Exhibit "B-1".


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                  2. AMENDMENT TO SECTION 5.1 Section 5.1 of the Lease shall be deleted in its entirety and the following substituted in lieu thereof:

                  5.1 BASE RENT. Tenant agrees to pay as rent for the Leased Premises (excluding the Middle High Bay Area) during the term of this Lease Agreement without demand, deduction or offset, the amount of Two Million Three Hundred Five Thousand Dollars ($2,305,000.00) as follows: (a) Three Hundred Fifty Five Thousand Dollars ($355,000.00) payable in twelve (12) equal, consecutive installments of Twenty-Nine Thousand Five Hundred Eighty Three and 33/100 Dollars ($29,583.33) on the first day of each month from January 1, 1996 through December 31, 1996;
                  (b) Seven Hundred Fifty Thousand Dollars ($750,000.00) in twenty four (24) equal, consecutive payments of Thirty One Thousand Two Hundred Fifty Dollars ($31,250.00) on the first day of each month from January 1, 1997 through December 31, 1998; and (c) One Million Two Hundred Thousand Dollars ($1,200,000.00) in thirty six (36) equal, consecutive payments of Thirty Three Thousand Three Hundred Thirty Three and 33\100 Dollars ($33,333.33) on the first day of each month from January 1, 1999 through December 1, 2001.

                  Additionally, Tenant agrees to pay rent for the Middle High Bay Area of the Leased Premises outlined in blue on Exhibit "B-1" from April 1, 1996 through March 31, 1997 without demand, deduction, or offset, the amount of One Hundred Fifty Two Thousand One Hundred Seventy Dollars and Twenty-Six Cents Dollars ($152,170.26) as follows:

                           (a) One Hundred Thirteen Thousand Three Hundred Forty
                  Dollars and Sixty Cents ($113,340.60) payable in nine (9) equal, consecutive installments of Twelve Thousand Five Hundred Ninety-Three Dollars and Thirty-Five Cents ($12,593.35) on the first day of each month from April 1, 1996 through December 31, 1996;

                           (b) Thirty-Eight Thousand Eight Hundred Twenty-Nine
                  Dollars and Sixty-Six Cents ($38,829.66) in three (3) equal, consecutive payments of Twelve Thousand Nine Hundred Forty-Three Dollars and Twenty-Two Cents ($12,943.22) on the first day of each month from January 1, 1997 through March 31, 1997;

                  Tenant agrees to pay rent for the Middle High Bay Area of the Leased Premises outlined in blue and yellow on Exhibit "B-1"

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                  during the term of this Lease Agreement without demand,
                  deduction, or offset, as follows:

                           (a) One Hundred Eighty-Nine Thousand Three Hundred
                  Thirty-Two Dollars and Seventy-Three Cents ($189,332.73) in nine (9) equal, consecutive payments of Twenty-One Thousand Thirty-Six Dollars and Ninety-Seven Cents ($21,036.97) on the first day of each month from April 1, 1997 through December 31, 1997;

                           (b) Two Hundred Fifty Nine Thousand Two Hundred
                  Sixty-Six Dollars and Forty Cents ($259,266.40) in twelve (12) equal, consecutive payments of Twenty-One Thousand Six Hundred Five Dollars and Fifty-Three Cents ($21,605.53) on the first day of each month from January 1, 1998 through December 31, 1998;

                           (c) Two Hundred Sixty-Six Thousand Eighty-Nine
                  Dollars and Twenty Cents ($266,089.20) in twelve (12) equal, consecutive payments of Twenty-Two Thousand One Hundred Seventy-Four Dollars and Ten Cents ($22,174.10) on the first day of each month from January 1, 1999 through December 31, 1999;

                           (d) Two Hundred Seventy-Two Thousand Nine Hundred
                  Twelve Dollars ($272,912.00) in twelve (12) equal, consecutive payments of Twenty-Two Thousand Seven Hundred Forty-Two Dollars and Sixty-Seven Cents ($22,742.67) on the first day of each month from January 1, 2000 through December 31, 2000; and

                           (e) Two Hundred Seventy-Nine Thousand Seven Hundred
                  Thirty-Four Dollars and Eighty Cents ($279,734.80) in twelve
                  (12) equal, consecutive payments of Twenty-Three Thousand Three Hundred Eleven Dollars and Twenty-Three Cents ($23,311.23) on the first day of each month from January 1, 2001 through December 31, 2001.

                  Tenant shall be permitted to deduct the cost of the fence erected by Tenant pursuant to Section 17.11 of the Lease in an amount not to exceed Ten Thousand Dollars ($10,000.00) from the November and December, 2001 rental payments set forth herein; provided, however, said deductions shall not exceed Five Thousand Dollars ($5,000.00) per month. Tenant shall provide Landlord with copies of paid receipts for the costs incurred in erecting said fence.

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                  3. AMENDMENT TO SECTION 17. Section 17.11 shall be added to the Article XVII and shall provide as follows:

                  17.11 CONSTRUCTION OF FENCE. Tenant shall construct a fence on the area outlined in pink on Exhibit "B-1", between the areas designated in blue and yellow on Exhibit "B-1" on or shortly after April 1, 1996. Tenant shall be permitted to deduct the cost of the fence from its Base Rent pursuant to Section 5.1.

                  4. EXHIBITS. Exhibit "B-1" attached hereto shall be added to the Lease Agreement, as amended.

                  5. PAYMENT TO HANDL-IT, INC. Upon execution of this Amendment, Tenant shall pay Handl-It, Inc. Three Thousand Dollars ($3,000.00) to cover the costs of its expenses arising from vacating the Middle High Bay Area.

                  6. AMENDMENT TO EXHIBIT "A". Paragraph 29 shall be added to Exhibit "A" and shall provide as follows:

                  Lease Agreement shall mean the Lease Agreement by and between Landlord and Tenant dated as of January 1, 1996, and all amendments and modifications thereto.

                  7. AMENDMENT TO EXHIBIT "A". Paragraph 30 shall be added to Exhibit "A" and shall provide as follows:

                  Middle High Bay Area shall mean those areas outlined in blue and yellow on Exhibit "B-1".

                  8. AMENDMENT TO PARAGRAPH 6 OF EXHIBIT "A". The last sentence of Paragraph 6 of Exhibit "A" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  The Common Areas within the Building are outlined in red on Exhibit "F", and are outlined in red on Exhibit "B-1".

                  9. AMENDMENT TO PARAGRAPHS 16 AND 22 OF EXHIBIT "A". Paragraphs 16 and 22 of Exhibit "A" shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  16. "Leased Premises" shall have the meaning ascribed to such term in Section 2.1 of the Lease Agreement and shall be outlined in blue on Exhibit "B". As of April 1, 1996 the Leased Premises shall include the area outlined in blue on Exhibit "B-1". As of April 1, 1997, the Leased Premises shall include the area outlined in yellow on Exhibit "B-1".

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                  22. "Rental Area of Tenant" shall mean the total number of square feet of rentable area of the Leased Premises, which is 80,897 square feet As of April 1, 1996, the Rentable Area of Tenant shall be 122,875 square feet. As of April 1, 1997 the Rentable Area of Tenant shall be 149,125 square feet.

                  10. TERMINATION OF AGREEMENT. Landlord and Tenant hereby agree that all of the parties' obligations under the Agreement dated November 9, 1995 are hereby terminated. Landlord hereby acknowledges that Tenant has completed its remediation obligations set forth in Sections 2 and 3 of the Agreement.

                  11. GOVERNING LAW. This Amendment shall be deemed entered into within and shall be governed by and interpreted in accordance with the laws of Ohio, and the parties submit to the jurisdiction of any appropriate court within that state for adjudication of disputes arising from this Amendment.

                  12. ENTIRE AGREEMENT. This Amendment contains the entire agreement of the parties with respect to this Amendment and cannot be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  13. DUPLICATES. This Amendment may be executed in several duplicates, all of which shall be deemed to be but one original Amendment.

                  IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the ____ day of ______________, 1996.

                                        LANDLORD:

                                        32000 AURORA ROAD COMPANY, LTD.,
                                          an Ohio limited partnership
Witnesses:
                                        By:  WESTON REALTY, INC., Managing Agent
/s/
--------------------------------

Print Name:
            --------------------
/s/
--------------------------------        By:        /s/ T.S. Asher
                                                   -----------------------------
Print Name:                             Name:       T.S. Asher
            --------------------                   -----------------------------
                                        Its:        President
                                                   -----------------------------
                                        TENANT:

Witnesses:                              VENTURE LIGHTING INTERNATIONAL,
                                          INC., an Ohio corporation
/s/
--------------------------------

Print Name:                             By:        /s/ Thomas R. Grady
            --------------------                   -----------------------------
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/s/                                   Name:      Thomas R. Grady
--------------------------------                 -------------------------------
Print Name:                           Its:        Vice President
           ---------------------                 -------------------------------



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